UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2011 (April 27, 2011)

HUBEI MINKANG PHARMACEUTICAL LTD.
(Exact name of registrant as specified in its charter)

Commission File Number 000-53231

Nevada	26-2410685
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2808 Cowan Circle
Las Vegas, NV  89107
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (866) 446-1869

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On April 27, 2011, we issued 21,850 shares of our common stock to two individuals due to the closing of our private placement at $1.50 per share for total gross proceeds of $32,775.  We believe that the issuances are exempt from registration under Regulation S promulgated under the Securities Act of 1933, as amended, as the securities were issued to the individuals through offshore transactions which were negotiated and consummated outside of the United States.

The proceeds from the above transactions have been or will be used for general corporate purposes.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description of Exhibit

99.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 3, 2011

Hubei Minkang Pharmaceutical Ltd.

By:	/s/ Hsien Loong Wong
Name:	Hsien Loong Wong
Title:	President and Director

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page Number
99.1	Form of Subscription Agreement	5